UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2020

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On December 9, 2020, the Board of Directors (the “Board”) of Waters Corporation (the “Company”) increased the size of the Board from 9 to 10 members and appointed Pearl S. Huang to the Board, effective January 1, 2021, to fill the vacancy so created. Dr. Huang will serve as a director until the Company’s 2021 annual meeting of stockholders or until her earlier resignation, death or removal. In connection with Dr. Huang’s appointment, the Board also appointed Dr. Huang to serve as the Chairperson of the Science and Technology Committee. The Company announced the appointment of Dr. Huang in its December 10, 2020 press release.

The Board has determined that Dr. Huang meets the independence standards established under the New York Stock Exchange corporate governance listing standards.

Dr. Huang will receive the standard compensation paid by the Company to all of its non-employee directors and as described under “Director Compensation” in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 2, 2020. Upon the effective date of her initial appointment to the Board, Dr. Huang will be awarded an initial equity grant valued at $220,000, comprised of 50% of such value in the form of a restricted stock award and 50% of such value in the form of a non-qualified stock option award, both of which will vest on the first anniversary of the date of grant. Dr. Huang will also be paid a cash retainer of $55,000 per annum, payable on a quarterly basis. In addition, as Chairperson of the Science and Technology Committee, Dr. Huang will be paid an additional cash retainer of $10,000 per annum, as well as board meeting fees and expenses.

Item 7.01	Regulation FD Disclosure.

On December 10, 2020, the Company issued a press release announcing the appointment of Dr. Huang to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

   (d) Exhibits

Number	Description of Exhibits

99.1	Press release dated December 10, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: December 10, 2020	By:	/s/ Keeley A. Aleman
	Name:	Keeley A. Aleman
	Title:	Senior Vice President, General Counsel and Secretary